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                                                                   EXHIBIT 23.02

                       CONSENT OF INDEPENDENT ACCOUNTANTS

The Board of Directors
Keynote Systems, Inc.:

    We consent to the use of our form of report dated August 6, 1999 except as
to Note 12(c), which is as of            , 1999 included herein and to the
references to our firm under the captions "Experts" and "Selected Financial Data" in the prospectus.

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
                                                                         /s/ KPMG LLP
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Mountain View, California
September 3, 1999